EXHIBIT 10.3

                                LOCK-UP AGREEMENT

MAC Worldwide, Inc.
1640 Terrace Way
Walnut Creek, California 94596


      Reference is made to that certain Term Sheet (the "Term Sheet"), dated October 26, 2004, as later amended, between MAC Worldwide, Inc., a Delaware corporation (the "Company") and Trafficlogic, Inc., a California corporation ("Trafficlogic") relating to a proposed business combination (the "Transaction") between the Company and Trafficlogic. In connection with the Transaction, the Company and Trafficlgic also entered into that certain Agreement and Plan Merger and Reorganization (the "Merger Agreement"), dated as of December 30, 2004, pursuant to which shares of Trafficlogic's capital stock are proposed to be exchanged for shares of common stock of the Company (the "Common Stock"). The purpose of this letter agreement (the "Letter Agreement") is to set forth the agreement contemplated by the Term Sheet between the Company and each of the officers and directors of Trafficlogic and the holders of common stock of Trafficlogic who hold five percent (5%) or more of the shares of Common Stock of the Company immediately following the Transaction, with respect to a lock-up of the shares of Common Stock of the Company to be held thereby. Accordingly, in consideration of the Company and Trafficlogic entering into the Transaction, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1. The undersigned hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell or otherwise dispose of or (2) transfer title to (a "Prohibited Sale") any of the shares (the "Acquired Shares") of Common Stock acquired by the undersigned pursuant to or in connection with the Merger Agreement, during the period commencing on the "Closing Date" (as that term is defined in the Term Sheet) and ending on the 12-month anniversary of the Closing Date (the "Lockup Period"), without the prior written consent of the Company (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Company, as applicable,
(i) to engage in transactions in the shares of Common Stock the undersigned may acquire pursuant to the Company's stock option plan (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees with the Company to be bound hereby, and in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company's stockholders, or a tender or exchange offer for the Common Stock, or (iii) to pledge any of the Acquired Shares to secure bona fide indebtedness or other financial obligations, which shares may be offered and sold by the pledge free of the restrictions of this Letter Agreement upon foreclosure by or on behalf of such pledge, and no transaction contemplated by the foregoing clauses (i), (ii) or (iii) shall be deemed a Prohibited Sale for purposes of this Letter Agreement.

2. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.
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3. This Letter Agreement will become a binding agreement among the undersigned as of the Closing Date. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

                                         Very truly yours,

                                         Signature:
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                                         Print Name:
                                                      --------------------------
                                         Address:
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                                         Date:
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